MEMBERS® Variable Universal Life
CMFG Variable Life Insurance Account
A Flexible Premium Variable Universal Life Insurance Policy
Issued by:
CMFG Life Insurance Company
UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS
DATED MAY 1, 2025
This Updating Summary Prospectus summarizes key features of the Policy. This prospectus also provides a summary of any Contract features that have changed.
The prospectus for the Policy contains more information about the Policy’s features, benefits, and risks.
You can find this document and other information about the Contract online at https://www.trustage.com/
regulatory-documents. You can also obtain this information at no cost by calling 1-800-798-5500 or by emailing AnnuityAndPRTManagersMail@trustage.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved this Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

APPENDIX - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT	A-1

GLOSSARY

Accumulated Value – The total of the values attributable to a Policy in all Subaccounts and the Interest
Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges
Account.
Administrative Office – Located at 2000 Heritage Way, Waverly, Iowa 50677, or by calling
1-800-798-5500.
Age – The number of completed years from the Insured’s date of birth.
Cost of Insurance or COI – An insurance charge determined by multiplying the Cost of Insurance rate by the Net Amount at Risk.
Cash Value – Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.
Deferred Charges (“Surrender Charges”) – Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.
Deferred Charges Account – A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount. Amounts held in the Deferred Charges Account are credited with interest at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit rates in excess of 4%.
Face Amount – Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit
Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.
Fund – An investment portfolio of the Ultra Series Fund, the T. Rowe Price International Series, Inc. and
Vanguard Group, Inc.
General Account – Our assets other than those allocated to the Separate Account or another of our separate accounts.
In Force – Condition under which the Policy is active and the Insured’s life remains insured and sufficient
Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly
Day.
Insured – Person whose life is insured under the Policy.
Interest Bearing Account – Part of our General Account to which Net Premiums may be allocated or
Accumulated Value transferred.
Lapse – Condition when the Insured’s life is no longer insured under the Policy.
Loan Account – A portion of our General Account into which amounts are transferred from the Separate
Account as collateral for Policy loans. Amounts held in the Loan Account are credited a fixed rate of interest. The Minimum Guaranteed Interest rate is 4%.
Mailing Address – 2000 Heritage Way, Waverly, IA 50677.
Monthly Day – Same day as the Issue Date for each month the Policy remains In Force. The Monthly
Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.
Monthly Deduction – The amount we deduct from the Accumulated Value each month. It includes the
Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

Net Amount at Risk – As of any Monthly Day, the Face Amount (discounted for the upcoming month)
less Accumulated Value (after the deduction of the Monthly Deduction).
Net Cash Value – The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.
Net Premiums – Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).
Owner (you, your) – The Owner as named in the application. The Owner may be other than the Insured.
Policy – MEMBERS® Variable Universal Life Policy.
Policy Anniversary – Same day and month as the Issue Date for each year the Policy remains In Force.
Policy Year – A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.
Premium Tax – An amount deducted from premium payments to cover Premium Tax (and tax in lieu of
Premium Tax) currently charged by the Owner’s state of residence (except in Pennsylvania and Texas).
State of residence is determined by the Owner’s mailing address as shown in our records. The term “in lieu of Premium Tax” means any income and any franchise tax assessed by a state as a substitute for
Premium Tax.
Specified Amount – The amount chosen by the Owner which is used to determine the Face Amount.
Subaccount – A subaccount of the Separate Account that invests in one of the mutual funds available under the Policy.

UPDATED INFORMATION ABOUT YOUR CONTRACT

Below is a summary of certain Policy features that have changed since the prospectus dated May 1,
2024. This may not reflect all of the changes that have occurred since you entered into your Contract.
•None

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals
If you surrender the Policy within the first 9 Policy Years or during the first 9 Policy Years following an increase in
Specified Amount, you will be subject to surrender charges
(Deferred Charges) of up to $42.31 per $1,000 of the
Specified Amount.
For example, if you surrender your Policy in the first Policy
Year and the Specified Amount during the first Policy Year
was $100,000, you could pay a surrender charge of up to
$4,231.
Charges and Deductions Fee Table
Transaction Charges
In addition to surrender charges, you may also be charged
for other transactions, including charges for each premium
paid under the Policy, partial withdrawals, increases in the
Specified Amount, transfers, and us providing you with a
copy of the Policy and Policy related information previously provided to you.
Charges and Deductions Fee Table

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges,
you are also subject to certain ongoing fees and expenses,
including fees and expenses covering the Cost of
Insurance (“COI”) under the Policy, the cost of optional
riders available under the Policy, various monthly Policy
and administrative fees, and loan interest charges. Those
fees and expenses may be set based on characteristics of
the Insured (e.g., age, sex, and risk class). You should
review the Policy specifications page of your Policy for
rates applicable to your Policy.
You will also bear expenses associated with the Funds
available under the Policy, as shown in the following table:
Charges and Deductions Fee Table
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.15%[1]	0.95%[1]
1 As a percentage of Fund assets. Fund expenses are for the year ended December 31, 2024 and may change from year to year.
Risks				Location in Prospectus
Risk of Loss	You may lose money by investing in this Policy, including loss of the principal and previously credited interest.			Principal Risks of Investing in the Policy
Not a Short- Term Investment
The Policy is not a short-term investment and is not
appropriate for an investor who needs ready access to
cash. The Policy is designed to meet long-term financial
goals. Consequently, you should not purchase the Policy if
you will need to access all or part of the surrender value in a short period of time.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor
investment performance and can vary depending on the
performance of the Subaccounts, or Funds, you choose.
Each investment option (including the Interest Bearing
Account) has its own unique risks, and you should review
these investment options and the prospectuses for the
Funds before making an investment decision.
Principal Risks of Investing in the Policy Interest Bearing Account Appendix A
Insurance Company Risk
An investment in the Policy is subject to the risks related to
CMFG Life. Any obligations (including under the Interest
Bearing Account), guarantees, or benefits of the Policy are
subject to our claims-paying ability. More information about
CMFG Life, including its financial strength ratings, is
available upon request by contacting our Administrative
Office by calling 1-800-798-5500, or at our Mailing Address.
Principal Risks of Investing in the Policy

Policy Lapse
Your Policy may Lapse if the Policy’s Net Cash Value
becomes insufficient to support the Monthly Deduction, and
the minimum death benefit guarantee and the no-Lapse
guarantee are not in effect. Withdrawals, insufficient
premium payments, unpaid loans or loan interest, poor
investment performance, and deduction of Policy fees may
cause your Policy to Lapse even if premiums are paid
regularly. After lapse, you may reinstate the Policy subject to certain conditions described in the Prospectus, including the payment of the minimum payment amount, which is
required to keep the Policy in force. Deferred Charges are
assessed if Lapse occurred during the first twelve months
following Policy issue or an increase in Specified Amount.
The death benefit will not be paid if the Policy has Lapsed.
Principal Risks of Investing in the Policy The Policy – Lapse The Policy – Premiums to Prevent Lapse
Restrictions		Location in Prospectus
Investments
Generally, you may transfer Accumulated Value among the
Subaccounts and the Interest Bearing Account, subject to
certain limitations.
Transfers from the Interest Bearing Account to the
Subaccounts are only permitted during the 30 day period
following a Policy Anniversary. The Company reserves the
right to limit each transfer from the Interest Bearing Account to 25% of the Interest Bearing Account. In addition, transfers are also subject to frequent trading or market timing policies described in this Prospectus. The Company currently waives
both the 30 day restriction and the 25% restriction on
transfers from the Interest Bearing Account.
We reserve the right to remove or substitute Subaccounts as
investment options.
The Policy - Transfer of Values The Policy - Additional Transfer Limitations The Policy – Dollar- Cost Averaging Addition, Deletion, or Substitution of Investments
Optional Benefits	Optional Benefits are subject to additional charges. Optional Benefits are no longer available for purchase.	The Policy – Surrender and Partial Withdrawals Other Benefits Available Under the Policy

Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the
tax implications of an investment in and payments received
under the Policy.
Any gain on your Policy is taxed at ordinary income tax rates when withdrawn, and you may have to pay an additional tax
if you take a withdrawal before you reach age 59½.
If your Policy becomes a Modified Endowment Contract or
MEC, partial withdrawals, surrenders and loans under it are
taxable as ordinary income to the extent such amounts
represent earnings under the Policy. For this purpose, any
partial withdrawals, surrenders and loans are considered
first a distribution of earnings under the Policy, and when
earnings are fully distributed, a distribution of the Owner’s investment in the Policy. You may also have to pay an
additional tax if you take a distribution before you reach age
59½.
Federal Income Tax Considerations
Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Your registered representative may receive compensation
for selling this Policy to you in the form of commissions,
various cash benefits, such as insurance benefits, bonuses
and financing arrangements, and non-cash compensation
items. This conflict of interest may influence your registered representative to recommend this Policy over another
investment.
Distribution of the Policy
Exchanges
Some investment professionals may have a financial
incentive to offer you a new policy in place of the one you
already own. You should only exchange your Policy if you
determine, after comparing the features, fees, and risks of
both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.
Tax-Free Section 1035 Exchanges
A-1

APPENDIX: UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at
https://www.trustage.com/regulatory-documents. You can request this information at no cost by calling
1-800-798-5500 or sending an email request to AnnuityAndPRTManagersMail@trustage.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Total Returns (as of 12/31/23)
			1 Year	5 Year	10 Year
Generate high level of current income, consistent with prudent limitation of investment risk	Ultra Series Fund – Core Bond Fund (Class I) Adviser: Madison Asset Management, LLC	0.57%	1.52%	7.00%	1.34%
High total return through income and capital appreciation	Ultra Series Fund – Diversified Income Fund (Class I) Adviser: Madison Asset Management, LLC	0.27%	5.24%	4.55%	6.25%
Long-term growth of capital with income as secondary consideration	Ultra Series Fund – Large Cap Value Fund (Class I) Adviser: Madison Asset Management, LLC	0.63%	8.02%	4.36%	5.62%
Long-term capital appreciation	Ultra Series Fund – Large Cap Growth Fund (Class I) Adviser: Madison Asset Management, LLC	0.83%	16.41%	12.27%	12.03%
Long-term capital appreciation	Ultra Series Fund – Mid Cap Fund (Class I) Adviser: Madison Asset Management, LLC	0.92%	10.84%	11.10%	11.44%
Long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies	T. Rowe Price International Stock Portfolio Adviser: T. Rowe Price Associates, Inc. Subadviser: T. Rowe Price International Ltd.	0.95%	3.25%	3.22%	5.21%
Provide current income while maintaining liquidity and stable share price of $1	Vanguard Variable Insurance Fund Money Market Portfolio Adviser: Vanguard Group, Inc.	0.15%	5.19%	2.43%	1.80%
This Updating Summary Prospectus incorporates by reference the Prospectus and Statement of
Additional Information for the Policy, both dated May 1, 2025, as supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier: C000060833